                                                                    Exhibit 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 6, 1998 included or incorporated by reference in International Paper Company's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.




                                        ARTHUR ANDERSEN LLP


  New York, New York,
   August 28, 1998.